PROXY

                          NEUBERGER BERMAN BOND SERIES
                                       OF
                              SECURITY FIRST TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                January 26, 2001

         KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Neuberger Berman Bond Series of Security First Trust ("Trust") hereby appoints , or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on January 26, 2001 at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 at 10:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve an Agreement and Plan of Reorganization whereby J.P. Morgan Quality Bond Portfolio, a series of Met Investors Series Trust, will
         (i) acquire all of the assets of Neuberger Berman Bond Series, a series of the Trust; and (ii) assume all of the identified liabilities of the Trust's Neuberger Berman Bond Series.

                  FOR  (      )     AGAINST  (       )        ABSTAIN  (      )

         Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                     Dated:                              , 2001
                                          ------------------------------

                                          Security First Life Insurance Company

                                          Name of Insurance Company

                                          Name and Title of Authorized Officer

                                          Signature of Authorized Officer

NEUBERGER BERMAN BOND SERIES

Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Series:

NEUBERGER BERMAN BOND SERIES

              INSTRUCTIONS TO SECURITY FIRST LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
               SECURITY FIRST TRUST TO BE HELD ON JANUARY 26, 2001
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     SECURITY FIRST LIFE INSURANCE COMPANY

The undersigned hereby instructs Security First Life Insurance Company (the "Company") to vote all shares of the above-referenced Series of Security First Trust (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:30 a.m., local time, on January 26, 2001, at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 and at any adjournment thereof, as indicated on the reverse side.

         RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                           VOTE VIA THE TELEPHONE:  1-800-_____________
                           CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this proxy. Please sign, date and return.

                                                  Signature

                                                  Signature (if held jointly)


                                                  Date

                                             (Please see reverse side)


INSTRUCTIONS SOLICITED ON BEHALF OF SECURITY FIRST LIFE INSURANCE COMPANY


SECURITY FIRST LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR THE PROPOSAL. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate box below.

1. To approve an Agreement and Plan of Reorganization whereby J.P. Morgan Quality Bond Portfolio, a series of Met Investors Series Trust, will (i) acquire all of the assets of Neuberger Berman Bond Series, a series of the Trust; and
(ii) assume the identified liabilities of the Trust's Neuberger Berman Bond Series, substantially as described in the accompanying Prospectus/Proxy Statement.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

                                      PROXY

                             QUALITY BOND PORTFOLIO
                                       OF
                               COVA SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                January 26, 2001

         KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Quality Bond Portfolio of Cova Series Trust ("Trust") hereby appoints , or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on January 26, 2001 at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve an Agreement and Plan of Reorganization whereby J.P. Morgan Quality Bond Portfolio, a series of Met Investors Series Trust, will
         (i) acquire all of the assets of Quality Bond Portfolio, a series of the Trust; and (ii) assume all of the identified liabilities of the Trust's Quality Bond Portfolio.

                  FOR  (     )    AGAINST  (        )      ABSTAIN  (        )

         Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                     Dated:                              , 2001
                                           ------------------------------

                             Cova                        Life Insurance Company
                                   ----------------------


                            Name of Insurance Company

                                            Name and Title of Authorized Officer

                                            Signature of Authorized Officer

QUALITY BOND PORTFOLIO

Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Portfolio:

QUALITY BOND PORTFOLIO

         INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                COVA SERIES TRUST TO BE HELD ON JANUARY 26, 2001
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the above-referenced Portfolio of COVA SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on January 26, 2001, at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 and at any adjournment thereof, as indicated on the reverse side.

         RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                           VOTE VIA THE TELEPHONE:  1-800-____________
                           CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this proxy. Please sign, date and return.

                                                     Signature

                                                     Signature (if held jointly)


                                                      Date

                                             (Please see reverse side)


INSTRUCTIONS  SOLICITED  ON BEHALF OF COVA  FINANCIAL  SERVICES  LIFE  INSURANCE
COMPANY


COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR THE PROPOSAL. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate box below.

1. To approve an Agreement and Plan of Reorganization whereby J.P. Morgan Quality Bond Portfolio, a series of Met Investors Series Trust, will (i) acquire all of the assets of Quality Bond Portfolio, a series of the Trust; and (ii) assume the identified liabilities of the Trust's Quality Bond Portfolio, substantially as described in the accompanying Prospectus/Proxy Statement.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN